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                                                                    EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

I, Sherrill Stone, Chairman of the Board and Chief Executive Officer of Peerless Mfg. Co. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                                                     /s/ Sherrill Stone
                                                     ------------------
                                                     Sherrill Stone
                                                     Chairman of the Board and
                                                     Chief Executive Officer
                                                     Date: September 25, 2003